SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 21, 2004

          International Steel Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31926 (Commission File Number)	71-0871875 (IRS Employer ID Number)

3250 Interstate Drive, Richfield, Ohio                                                           44286-9000
(Address of principal executive offices)                                                      (Zip Code)

Registrant's Telephone Number, including area code:            (330) 659-9100

(Former name or former address, if changed since last report)

Item 5.      Other Events

          On June 21, 2004, International Steel Group Inc. ("ISG") announced that it had completed the acquisition of the assets of the Georgetown Steel Company facility in Georgetown, South Carolina, for a purchase price of $18 million in cash, plus assumed liabilities. The Georgetown plant has the capability to produce high-quality wire rod products, which are used to make low carbon fine wire drawing, wire rope, tire cord, high-carbon machinery, and upholstery springs. Georgetown Steel filed for Chapter 11 bankruptcy protection in October 2003 and the plant has been idle since then.

          ISG is filing herewith the press release issued June 21, 2004 as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 7.       Financial Statement and Exhibits

           (c)      Exhibits:

Exhibit Number 99.1	Exhibit Press release dated June 21, 2004

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

International Steel Group Inc. By: /s/ Leonard M. Anthony Name: Leonard M. Anthony Title: Chief Financial Officer

Dated: June 23, 2004

Index to Exhibits

Exhibit Number 99.1	Exhibit Press release dated June 21, 2004